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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2001


                                  EXPEDIA, INC.
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               (Exact Name of registrant as specified in charter)

                                   Washington
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                 (State or other jurisdiction of incorporation)

                                    000-27429
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                            (Commission File Number)

                                   91-1996083
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                        (IRS Employer Identification No.)

                        13810 SE Eastgate Way, Suite 400
                               Bellevue, WA 98005
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                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 564-7200

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On December 12, 2001, Expedia, Inc. issued a press release relating to the impact that announcement of a possible acquisition by Vivendi Universal of certain assets of USA Networks, Inc. would have on the timing of the presentation to Expedia shareholders for approval of the pending USA/Expedia merger transaction and possible filing and distribution to Expedia shareholders of an amended joint prospectus/proxy and information statement.


Item 7. Exhibits. The following item is attached as an exhibit hereto:

Exhibit 99.1      Press release of Expedia, Inc. dated December 12, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXPEDIA, INC.


                                       /s/    Gregory S. Stanger
                                       -----------------------------------------
                                       Name:  Gregory S. Stanger
                                       Title: Sr. Vice President and Chief
                                              Financial Officer


Dated: December 12, 2001


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